                                 AMENDMENT NO. 3
                        TO INVESTMENT ADVISORY AGREEMENT
                          (Thrivent Series Fund, Inc.)

Thrivent Financial for Lutherans and Thrivent Series Fund, Inc. hereby agree that, effective ___, 2005, the following new series shall be deemed Portfolios under the terms of the Investment Advisory Agreement dated April 10, 2002, between Thrivent Financial for Lutherans and Thrivent Series Fund, Inc.:

1. Thrivent Partner Mid Cap Value Portfolio

2. Thrivent Aggressive Allocation Portfolio

3. Thrivent Moderately Aggressive Allocation Portfolio

4. Thrivent Moderate Allocation Portfolio

5. Thrivent Moderately Conservative Allocation Portfolio

A revised Schedule 1 is attached hereto.

THRIVENT SERIES FUND, INC.


By
   -------------------------------
   Pamela J. Moret, President


THRIVENT FINANCIAL FOR LUTHERANS


By
   -------------------------------
   Bruce J. Nicholson, President
   and Chief Executive Officer

                                   SCHEDULE I
                           (effective ________, 2005)

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                 Thrivent Partner International Stock Portfolio
                                      0.85%

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                       Thrivent Large Cap Growth Portfolio
                                      0.40%

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                          Thrivent High Yield Portfolio
                                      0.40%

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                            Thrivent Income Portfolio
                                      0.40%

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                        Thrivent Mid Cap Growth Portfolio
                                      0.40%

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                         Thrivent Money Market Portfolio
                                      0.40%

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                   Thrivent Partner Small Cap Growth Portfolio
                        $0-$500 million            1.00%
                        More than $500 million      .90%

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                      Thrivent Mid Cap Growth Portfolio II
                        $0-$500 million             .90%
                        More than $500 million     .80%

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                       Thrivent Partner All Cap Portfolio
                        $0-$500 million             .95%
                        More than $500 million      .90%

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                     Thrivent Large Cap Growth Portfolio II
                        $0-$500 million             .80%
                        More than $500 million      .70%

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                     Thrivent Partner Growth Stock Portfolio
                        $0-$500 million             .80%
                        More than $500 million      .70%

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                       Thrivent Large Cap Value Portfolio
                                      .60%

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                    Thrivent Limited Maturity Bond Portfolio
                                      .40%

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                          Thrivent Technology Portfolio
                                      .75%

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                   Thrivent Partner Small Cap Value Portfolio
                                      .80%

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                       Thrivent Small Cap Stock Portfolio
           $0-$200 million                                     .70%
           More than $200 million but not over $1 billion      .65%
           More than $1 billion but not over $2.5 billion      .60%
           More than $2.5 billion but not over $5 billion      .55%
           More than $5 billion                               .525%

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                       Thrivent Small Cap Index Portfolio
           $0-$250 million                                     .35%
           More than $250 million but not over $500 million    .30%
           More than $500 million but not over $1 billion      .25%
           More than $1 billion but not over $1.5 billion      .20%
           More than $1.5 billion but not over $2 billion      .15%
           More than $2 billion                                .10%

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                        Thrivent Mid Cap Stock Portfolio
           $0-$200 million                                     .70%
           More than $200 million but not over $1 billion      .65%
           More than $1 billion but not over $2.5 billion      .60%
           More than $2.5 billion but not over $5 billion      .55%
           More than $5 billion .525%

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                        Thrivent Mid Cap Index Portfolio
           $0-$250 million                                     .35%
           More than $250 million but not over $500 million    .30%
           More than $500 million but not over $1 billion      .25%
           More than $1 billion but not over $1.5 billion      .20%
           More than $1.5 billion but not over $2 billion      .15%
           More than $2 billion                                .10%

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                       Thrivent Large Cap Stock Portfolio
           $0-$500 million                                     .65%
           More than $500 million but not over $1 billion     .575%
           More than $1 billion but not over $2.5 billion     .475%
           More than $2.5 billion but not over $5 billion      .45%
           More than $5 billion                               .425%

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                     Thrivent Large Company Index Portfolio
           $0-$250 million                                     .35%
           More than $250 million but not over $500 million    .30%
           More than $500 million but not over $1 billion      .25%
           More than $1 billion but not over $1.5 billion      .20%
           More than $1.5 billion but not over $2 billion      .15%
           More than $2 billion                                .10%

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                    Thrivent Real Estate Securities Portfolio
                                      .80%

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                           Thrivent Balanced Portfolio
           $0-$250 million                                     .35%
           More than $250 million                              .30%

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                      Thrivent High Yield Bond Portfolio II
                                      .40%

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                          Thrivent Bond Index Portfolio
           $0-$250 million                                     .35%
           More than $250 million but not over $500 million    .30%
           More than $500 million but not over $1 billion      .25%
           More than $1 billion but not over $1.5 billion      .20%
           More than $1.5 billion but not over $2 billion      .15%
           More than $2 billion                                .10%

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                     Thrivent Mortgage Securities Portfolio
                                      .50%

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                    Thrivent Partner Mid Cap Value Portfolio
           $0-$250 million                                     .75%
           More than $250 million                              .70%

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                    Thrivent Aggressive Allocation Portfolio
           $0-$500 million                                     .15%
           More than $500 million                             .125%

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               Thrivent Moderately Aggressive Allocation Portfolio
           $0-$500 million                                     .15%
           More than $500 million                             .125%

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                     Thrivent Moderate Allocation Portfolio
           $0-$500 million                                     .15%
           More than $500 million                             .125%

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              Thrivent Moderately Conservative Allocation Portfolio
           $0-$500 million                                     .15%
           More than $500 million                              .125%

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